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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2002


                               IWO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   333-39746                14-1818487
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(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)



           52 Corporate Circle
            Albany, New York                                      12203
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(Address of principal executive offices)                        (Zip Code)



                                 (518) 862-6000
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              (Registrant's telephone number, including area code)



                                 Not applicable.
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Certifying Accountant

(a)  Previous Independent Accountants

     On April 23, 2002, IWO Holdings, Inc. ("IWO") dismissed
PricewaterhouseCoopers LLP ("PwC") as its independent accountants. IWO's Board of Directors participated in and approved the decision to change independent accountants.

     The reports of PwC on IWO's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the two most recent fiscal years and through April 23, 2002, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

     IWO has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 25, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)  New Independent Accountants

     IWO engaged Ernst & Young LLP as its new independent accountants as of April 23, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     The following exhibits are filed with this report:

    Exhibit No.                         Description

        16 Letter from PricewaterhouseCoopers LLP furnished to IWO Holdings, Inc. and addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements made by IWO Holdings, Inc. in this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IWO HOLDINGS, INC.
                                      (Registrant)

Date:  April 30, 2002             By: /s/ Thomas G. Henning
                                      -----------------------------------------
                                      Name:    Thomas G. Henning
                                      Title:   Secretary

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                                  EXHIBIT INDEX

    Exhibit No.                         Description

        16 Letter from PricewaterhouseCoopers LLP furnished to IWO Holdings, Inc. and addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements made by IWO Holdings, Inc. in this Current Report on Form 8-K.

                                       4